Exhibit 10.25

Execution Version

SUBSCRIPTION AGREEMENT

This Subscription Agreement, dated as of April 28, 2026 (the “Subscription Agreement”) is entered into by Michael Mikytuck, an individual resident of the State of New Jersey (the “Subscriber”), and Suncrete, Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Subscription Agreement and not otherwise defined herein shall have the meaning ascribed to such terms in the MIPA (as defined below).

WHEREAS, Concrete Partners, LLC, a Delaware limited liability company (“Purchaser”), and Suncrete Intermediate, Inc., a Texas corporation (“Purchaser Holdco”), on the one hand, and each of Hope Concrete Intermediate Holdings, LLC, a Delaware limited liability company (“Hope Intermediate”), the Subscriber, and the other sellers thereto (each a “Seller” and collectively, the “Sellers”), on the other hand, as well as Hope Intermediate, in its capacity as representative of the Sellers (“Sellers Representative”), have entered into that certain Membership Interest Purchase Agreement, dated as of April 28, 2026 (the “MIPA”), pursuant to which Purchaser will ultimately acquire all of the issued and outstanding ownership interests of Hope Concrete, LLC (the “Acquisition”); and

WHEREAS, in connection with the Acquisition and as contemplated by the MIPA, the Subscriber desires to subscribe for and purchase that number of shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Subscription Shares”), for a purchase price per share and with an aggregate purchase price as set forth on the signature pages hereto (the “Purchase Price”), such Purchase Price being equal to the portion of the Purchase Price allocated to the Subscriber pursuant to the MIPA.

NOW, THEREFORE, in consideration of the foregoing recitals and the representations, warranties and covenants herein contained, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably agrees to subscribe for and purchase, and the Company hereby irrevocably agrees to issue and sell to the Subscriber, upon the payment of the Purchase Price, the Subscription Shares set forth on the signature pages hereto (such subscription and issuance, the “Subscription”). The Subscriber hereby acknowledges that the Subscription Shares will be subject to restrictions on transfer under applicable securities laws and the form of lock-up agreement attached hereto as Annex A.

2. Representations and Warranties.

2.1 Representations and Warranties of the Company. As of the Closing, the Company represents and warrants that:

(a) The Company is duly incorporated and is validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets.

(b) The execution and delivery by the Company of this Subscription Agreement, and the performance by the Company of its obligations hereunder have been duly authorized by the Company, and this Subscription Agreement constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) The Subscription Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

(d) The execution, delivery and performance of this Subscription Agreement does not violate or constitute or result in a breach or default under, or conflict with, any law, order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Company is a party or by which the Company is bound, and will not result in any violation of the provisions of the Company’s organizational documents.

(e) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.2 of this Subscription Agreement, no registration under the Securities Act or any other applicable securities laws is required for the offer and sale of the Subscription Shares by the Company to the Subscriber pursuant to this Subscription Agreement. With respect to the offer and sale of the Subscription Shares, neither the Company nor any person acting on its behalf has, directly or indirectly, made or solicited any offers or sales of any securities of the Company under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or that would require registration of the issuance of the Subscription Shares under the Securities Act or any other applicable securities laws.

(f) Neither the Company, nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Subscription Shares and neither the Company, nor any person acting on its behalf has offered any of the Subscription Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(g) To the knowledge of the Company, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the offer and sale of the Subscription Shares hereby.

(h) The Company has filed all forms, reports, schedules, statements and other documents (collectively, and including all exhibits, the “Company SEC Reports”) required to be filed by the Company with the Securities and Exchange Commission (“SEC”) since April 8, 2026. As of their respective dates, and giving effect to any amendments or supplements that have been filed thereafter, the Company SEC Reports complied in all material respects as to form with the requirements of the Securities Act and the Securities Exchange Act of 1934, as amended, and the respective rules and regulations of the SEC promulgated thereunder applicable to the Company SEC Reports. To the knowledge of the Company, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the Company SEC Reports.

(i) There is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Company, that would have an adverse effect on the offer and sale of the Subscription Shares hereby.

(j) The Company is not in violation of, has not violated, is not, to the knowledge of the Company, under investigation with respect to any violation or alleged violation of, any law, or judgment, order or decree entered by any court, arbitrator or authority, domestic or foreign, that would have an adverse effect on the offer and sale of the Subscription Shares hereby.

2.2 Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company that:

(a) The Subscriber is an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The Subscriber has completed and submitted to the Company the accredited investor questionnaire attached hereto as Exhibit A and that the information contained therein is complete and accurate as of the date thereof. Any information that has been furnished or that will be furnished by the Subscriber to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission. The undersigned agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Subscription Shares.

(b) The Subscriber is acquiring the Subscription Shares solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Subscription Shares and Subscriber has not entered into any put, call, participation or similar arrangements, directly or indirectly, with respect to the Subscription Shares. The Subscriber has sufficient liquidity to hold its investment in the Subscription Shares indefinitely. The Subscriber understands that the Subscription Shares have not been and will not be registered under the Securities Act, the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated, and that they are being offered and sold pursuant to an exemption from such registration and qualification. The Subscriber understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets such exemptions.

(c) The Subscriber understands and agrees that it may not sell or dispose of any Subscription Shares except pursuant to an effective registration statement under, or in a transaction exempt from, the registration requirements of the Securities Act and any other applicable securities laws, and in the case of a transaction exempt from registration, unless the Company has received an opinion of counsel to the Company reasonably satisfactory to it that such transaction does not require registration under the Securities Act or such other applicable securities laws. Except as set forth in Section 5, the Subscriber understands that the Company has no obligation or intention to register any of the Subscription Shares or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder (including pursuant to Rule 144 thereunder). The Subscriber understands and agrees that the Subscription Shares will be subject to the foregoing restrictions and, as a result of these restrictions, Subscriber may not be able to readily resell the Subscription Shares and may be required to bear the financial risk of an investment in the Subscription Shares for an indefinite period of time.

(d) The Subscriber agrees: (i) that the Subscriber will not sell, assign, pledge, give, transfer, or otherwise dispose of the Subscription Shares or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all other applicable securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all other applicable securities laws; (ii) that, unless and until (A) the Subscription Shares are registered under the Securities Act or (B) the Subscription Shares may be sold pursuant to Rule 144 promulgated under the Securities Act without any restriction or limitation under such rule (including, without limitation, satisfaction of the requirements of Rule 144(i) applicable to securities of an issuer that was a shell company), the certificates or book entries representing the Subscription Shares will bear a legend making reference to the foregoing restrictions; and (iii) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Subscription Shares, except upon compliance with the foregoing restrictions.

(e) The Subscriber has no need for liquidity in connection with its purchase of the Subscription Shares, understands that his investment carries a high degree of risk, and can bear the risk of loss of its entire investment in the Subscription Shares for an indeterminate period of time. The Subscriber is familiar with the operations of the Company and its subsidiaries, and has received all the information it deems necessary or desirable in making an informed investment decision. The undersigned has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of Subscription Shares in the Company and to obtain such information, to the extent such persons possessed or could acquire it without unreasonable effort or expense, as the undersigned deemed necessary or desirable in making an informed investment decision. The Subscriber represents that it is not relying on (and will not at any time rely on) any communication of the Company, as investment advice or as a recommendation to purchase the Subscription Shares and the Subscriber has made its own independent decision that the investment in the Subscription Shares is suitable and appropriate for the Subscriber. THE UNDERSIGNED HAS NOT RELIED ON ANY ORAL REPRESENTATIONS OR WARRANTIES WHATSOEVER AND IS NOT RELYING ON ANY WRITTEN REPRESENTATION OR WARRANTY OTHER THAN ANY EXPRESSLY SET FORTH HEREIN.

(f) The Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Subscription Shares or (ii) made any representation to the Subscriber regarding the legality of an investment in the Subscription Shares under applicable legal investment or similar laws or regulations. In deciding to purchase the Subscription Shares, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Subscription Shares is suitable and appropriate for the undersigned.

(g) The Subscriber understands the risks associated with an investment in the Company and has consulted its own attorney, accountant, tax, financial or investment adviser with respect to the investment contemplated hereby and its suitability for the Subscriber.

(h) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Subscription Shares or made any finding or determination concerning the fairness or advisability of this investment.

(i) The Subscriber hereby acknowledges that the Company seeks to comply with all applicable laws, rules, regulations, directives and special measures concerning money laundering, anti-terrorism and related matters. In furtherance of those efforts, to the best of the Subscriber’s knowledge based upon appropriate diligence and investigation:

(i) No contribution or payment by the Subscriber to the Company, to the extent that such contribution or payment is within the Subscriber’s control, shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001 or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, each, as amended from time to time and any successor statutes thereto, and any other applicable laws (collectively, the “Anti-Money Laundering Laws”). The Subscriber: A) shall promptly notify the Company if, to the knowledge of the Subscriber, the Subscriber has made a contribution to the Company of money derived from, or related to, any activity that is deemed criminal under U.S. law or that could cause the Company or any of its affiliates to be in violation of any Anti-Money Laundering Law; (B) shall provide the Company, promptly upon receipt of the Company’s written request therefor, with any additional information regarding such Subscriber or its beneficial owner(s) that the Company deems necessary in order to determine or ensure compliance with all applicable laws, regulations and administrative pronouncements concerning money laundering and other criminal activities; and (C) understands and agrees that if, at any time, the requirements set forth in this Section 2(i) are not satisfied, or if otherwise required by any applicable law or regulation related to money laundering or other criminal activities, the Company may take appropriate actions to ensure that the Company is in compliance with all such applicable laws, regulations and pronouncements. The Subscriber acknowledges and agrees that the Company may release confidential information regarding such Subscriber and, if applicable, any of its beneficial owners, to government authorities if the Company, in its discretion after consultation with the Subscriber (to the extent permitted by law), determines that releasing such information is in the best interest of the Company or otherwise required in light of any regulations or administrative pronouncements promulgated under the Anti Money Laundering Laws or other similar applicable law, including any regulatory inquiries or legal proceedings; and

(ii) All contributions by such Subscriber to the Company and all distributions to such Subscriber from the Company will be made in the name of the Subscriber and to and from (i) a bank account of a bank based or incorporated in or formed under the laws of the United States, (ii) a bank that is not a “foreign shell bank” within the meaning of the United States Bank Secrecy Act of 1970, or (iii) a bank that is not organized or chartered under the laws of a Non-Cooperative Jurisdiction. 1

(j) The Subscriber hereby represents that (i) such Subscriber is not, (ii) no affiliate of such Subscriber is, and (iii) no person or entity for which the Subscriber is acting as an agent or nominee is: a person or entity listed on the Specially Designated Nationals and Blocked Persons List (the “SDN List”), the Sectoral Sanctions Identifications List (the “SSI List”), each as maintained by the Office of Foreign Assets Control of the United States Department of Treasury (“OFAC”), or a similar list maintained pursuant to European Union and/or United Kingdom regulations, a “senior foreign political figure,” or any “immediate family member” or “close associate” of a senior foreign political figure, as such terms are defined below, or a “foreign shell bank” within the meaning of the BSA (collectively, “Sanctions Regulations”). The SDN List may be found at http://www.treas.gov/offices/enforcement/ofac/sdn/ and the SSI

[1]

A “Non-Cooperative Jurisdiction” is any foreign country or territory that is designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force.

List may be found at http://www.treasury.gov/resource-center/sanctions/SDN- List/Pages/ssi_list.aspx. The Subscriber understands and agrees that if at any time it is discovered that the Subscriber or any person or entity described in clauses (ii), or (iii) above is or becomes listed on the SDN List, SSI List or any similar list maintained by OFAC or pursuant to European Union and/or United Kingdom regulations, or if otherwise required by the Sanctions Regulations, the Company may undertake appropriate actions to ensure compliance with any applicable law, regulation or pronouncement related to the foregoing.

For purposes hereof, a “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure; “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws; and a “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(k) The execution, delivery and performance by the Subscriber of this Subscription Agreement and each other document required to be executed and delivered by the Subscriber in connection with this Subscription are within the powers of the Subscriber, have been duly authorized and will not violate or constitute or result in a breach or default under, or conflict with, any law, order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound. The signature of Subscriber on this Subscription Agreement is genuine. This Subscription Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3. Payment, Delivery and Closing. The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the Closing Date (as defined in the MIPA) (the “Closing Date”), and immediately following the consummation of the Acquisition. Payment for the Subscription Shares shall be delivered to the Company by the Purchaser on behalf of the Subscriber in accordance with Section 3.2 of the MIPA in the amount as set forth on the signature page hereto. The Company shall deliver certificates representing the Subscription Shares, or such other evidence of issuance of the Subscription Shares from the Company’s transfer agent, to the undersigned within 10 Business Days of Closing bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

4. Legend. Any certificates or evidence of ownership representing the Subscription Shares sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES

ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS.”

5. Rule 144; Registration. Subject in all respects to Sections 2.2(c) and 2.2(d)(ii), the Company shall use its commercially reasonable efforts to cause the Company’s transfer agent to remove any restrictive legend at Subscriber’s request and shall furnish to Subscriber such information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration. The Company further covenants that it shall include the Subscription Shares in any registration statement filed by the Company pursuant to that certain Amended and Restated Registration Rights Agreement, dated as of April 8, 2026, by and among the Company and Haymaker Sponsor IV LLC, a Delaware limited liability company, to the extent such registration statement covers the resale of the class of shares that includes the Subscription Shares.

6. Governing Law, Severability. This Subscription Agreement shall be construed in accordance with and governed by the laws of the State of Delaware (without regard to principles of conflicts of laws). THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. Each provision of this Subscription Agreement shall be considered severable and if for any reason any provision is determined by a court of competent jurisdiction to be invalid or unenforceable and contrary to applicable law, such invalidity shall not impair the operation of or affect those provisions of this Subscription Agreement which are valid.

7. Consent to Jurisdiction and Forum Selection. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FIRST BUSINESS COURT DIVISION SITTING IN DALLAS COUNTY (IF SUCH DISPUTE MAY NOT BE BROUGHT IN SUCH VENUE FOR ANY REASON, THE FEDERAL COURTS FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS JURISDICTION, THEN IN ANY STATE COURT LOCATED IN DALLAS, TEXAS, AND ANY APPELLATE COURTS THEREOF), IN CONNECTION WITH ANY DISPUTE ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING WHICH IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT.

8. Miscellaneous.

8.1 Survivability. This Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

8.2 Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Subscriber without the prior written consent of the Company, and any attempted assignment without such prior written consent shall be void.

8.3 Entire Agreement. The MIPA and this Subscription Agreement constitute the entire agreement between the parties hereto with respect to the subject matter hereof and together supersede all prior discussions or agreements in respect thereof.

8.4 Further Assurances. Upon request by either party, the other party agrees to provide such information, to execute and deliver such documents and to take, or forbear from taking, such actions or provide such further assurances as reasonably may be necessary to correct any errors in documentation, to comply with any and all laws to which such party is subject or to effect the terms described in the MIPA.

8.5 Covenant. For so long as the Subscriber is a holder of the Subscription Shares, the Subscriber promptly shall notify the Company at any time after the Subscriber’s purchase of the Subscription Shares of any change in any of the Subscriber’s information contained herein.

8.6 Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the Company and the Subscriber.

8.7 Counterparts, Facsimile and Electronic Transmission. This Subscription Agreement may be executed in one or more counterparts, including facsimile or electronic portable document format (“.pdf”) counterparts, or electric signatures (including DocuSign or similar electronic signature), each of which shall be deemed an original but all of which together will constitute one and the same instrument. An electronic or other reproduction of this Subscription Agreement may be delivered by one or more parties by electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

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IN WITNESS WHEREOF, each of the Company and the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

SUNCRETE, INC.

By:	/s/ Randall Edgar
Name: Randall Edgar
Title: Chief Executive Officer

Signature Page to Subscription Agreement

Accepted and agreed this 28th day of April, 2026.

Name of Subscriber: Michael Mikytuck	Subscription Shares: 220,007 shares of Class A Common Stock

Purchase Price per share: $11.57

Aggregate Purchase Price: $2,545,480.52

Sign Here: /s/ Michael Mikytuck

Dated: April 24, 2026

Address of Subscriber:	SSN:

[*****]	[*****]

Preferred address for receiving communications (Do not complete if same as listed on prior column)

Email Address: [*****]

Telephone No.: [*****]

Type of Subscriber (e.g. individual, corporation, estate, trust, partnership, exempt organization, nominee, custodian): Individual	Each Subscriber must complete and execute the applicable U.S. Internal Revenue Service Tax Form W-9, W-8BEN, W-8EXP or W-8IMY. These Tax Forms may be obtained from www.irs.gov.

Signature Page to Subscription Agreement

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

Exhibit A

Annex A

Form of Lock-Up Agreement

THIS LOCK-UP AGREEMENT, dated as of April 28, 2026 (this “Agreement”), is entered into by and among Suncrete, Inc. (the “Company”) and the undersigned equityholder (the “Subscriber”) of the Company.

WHEREAS, the Subscriber has entered into, concurrently herewith, a Subscription Agreement (the “Subscription Agreement”) with the Company, which provides for, among other things, that, upon the terms and subject to the conditions thereof, the Subscriber will subscribe for and purchase that number of shares of the Company’s Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) as set forth in the Subscription Agreement;

WHEREAS, as of the date hereof, and following the closing of the transactions contemplated by the Subscription Agreement, the Subscriber is now the record or beneficial holder of Class A Common Stock as well as all such other securities of the Company of which ownership of record or the power to vote is now held or may hereafter be acquired by the Subscriber prior to the termination of this Agreement, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, including, but not limited to, pursuant to the Subscription Agreement, being referred to herein as the “Securities”;

WHEREAS, pursuant to the Subscription Agreement, and in view of the valuable consideration or benefits to be received by the Subscriber by virtue thereof or thereunder, the parties desire to enter into this Agreement, pursuant to which the Securities shall become subject to limitations on disposition as set forth herein; and

WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Subscription Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the sufficiency of which is agreed, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Lock-Up Provisions.

(a) The Subscriber hereby agrees not to, during the period (the “Post-Closing Lock-Up Period”) commencing on the date hereof and ending on the earlier of (i) the one year anniversary of the date hereof and (ii) the date after the date hereof on which the Company consummates a liquidation, merger, share exchange, reorganization or other similar transaction with an unaffiliated third party that results in all of the Company’s stockholders having the right to exchange their equity holdings in the Company for cash, securities or other property, without the prior written consent of the Company: (A) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, establish or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, or otherwise transfer or dispose of, directly or indirectly, any Securities, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such transaction is to be settled by delivery of such Securities, in cash or otherwise, or (C) publicly announce the intention to do any of the foregoing, whether any such transaction described in clauses (A), (B) or (C) above is to be settled by delivery of Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (A), (B) or (C), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Securities owned by the Subscriber (i) by gift, will or intestate succession upon the death of the Subscriber, (ii) to any Permitted Transferee (as defined below), (iii) pursuant to a final court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union or pursuant to a domestic relations order, (iv) to the Company in connection with the “net” or “cashless” exercise of options or other rights to purchase Securities granted pursuant to an equity incentive plan, stock purchase plan or other arrangement in satisfaction of any tax withholding obligations through cashless surrender or otherwise (provided any Securities issued upon exercise of such option or other rights shall remain subject to the terms of this Agreement), or (v) in connection with the exercise or conversion of any Derivative Instruments (defined below); provided, however, that in any of the cases of clauses (i), (ii) or (iii) it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding the Securities subject to the provisions of this Agreement applicable to the Subscriber, and there shall be no further transfer of such Securities except in accordance with this Agreement. As used in this Agreement, the term “Permitted Transferee” shall mean: (i) the members of the Subscriber’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), (ii) any trust or charitable organization for the direct or indirect benefit of the Subscriber or the immediate family of the Subscriber, (iii) if the Subscriber is a trust, the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (iv) if the Subscriber is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in the Subscriber, or (iv) to any affiliate of the Subscriber. The Subscriber further agrees to execute such agreements as may be reasonably requested by the Company that are consistent with the foregoing or that are necessary to give further effect thereto. Notwithstanding the foregoing, the Subscriber shall be permitted to establish a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act, provided that (i) such plan does not provide for the transfer, sale or other disposal of Securities during the Post-Closing Lock-Up Period and (ii) any public announcement or filing with the SEC under the Exchange Act made by any person regarding the establishment of such plan during the Post-Closing Lock-Up Period shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of securities under such plan during the Post-Closing Lock-Up Period in contravention of this Agreement.

(b) Notwithstanding anything contained herein to the contrary, (i) 33.33% of the Securities subject to the restrictions set forth in Section 1(a) held by the Subscriber as of the Closing Date will be automatically released from the restrictions contained in Section 1(a) immediately prior to the opening of The Nasdaq Global Market on the six month anniversary of the Closing Date and (ii) 33.33% of the Securities subject to the restrictions set forth in Section 1(a) held by the Subscriber as of the Closing Date will be automatically released from the restrictions contained in Section 1(a) immediately prior to the opening of The Nasdaq Global Market on the nine month anniversary of the Closing Date.

(c) Notwithstanding anything contained herein to the contrary, if, prior to the expiration of the Post-Closing Lock-Up Period, the Company consents at its discretion to release any shares of Class A Common Stock or any Securities convertible into, exchangeable for or that represent the right to receive shares of Class A Common Stock (such options, warrants or other securities, collectively, “Derivative Instruments”), held by any directors, officers, stockholders of 5.0% or more of the then outstanding shares of Common Stock of the Company that has delivered a lock-up agreement to the Company, other than the Subscriber, from the restrictions described herein (any such release being a “Triggering Release” and such party receiving such release being a “Triggering Release Party”), then a number of the Subscriber’s Securities subject to this Agreement shall also be released from the restrictions set forth herein on the same

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terms on a pro rata basis, such number of the Subscriber’s Securities being the total number of Securities held by the Subscriber on the date of the Triggering Release that are subject to this Agreement multiplied by a fraction, the numerator of which shall be the number of Securities and Derivative Instruments released pursuant to the Triggering Release and the denominator of which shall be the total number of shares of Securities and Derivative Instruments held by the Triggering Release Party on such date that were subject to a lock-up restriction (e.g., restrictions similar to this Section 1) immediately prior to such release.

(d) If any transfer of Securities is made or attempted contrary to the provisions of this Agreement, such purported transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the Securities as one of its equity holders for any purpose. In order to enforce this Section 1, the Company may impose stop-transfer instructions with respect to the Securities of the Subscriber (and Permitted Transferees and assigns thereof) (including through its transfer agent) until the end of the Post-Closing Lock-Up Period.

(e) The Subscriber hereby represents and warrants that the Subscriber has full power and authority to enter into this Agreement and that, upon request, the Subscriber will execute any additional documents necessary in connection with the enforcement hereof.

2. Miscellaneous.

(a) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs and executors (in case of individuals), personal representatives, permitted successors and assigns. This Agreement and all obligations of the Subscriber are personal to the Subscriber and may not be transferred or delegated by the Subscriber at any time, except as expressly permitted under Section 1 above. The Company may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) or affiliate without obtaining the consent or approval of the Subscriber.

(b) Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

(c) Governing Law; Jurisdiction. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FIRST BUSINESS COURT DIVISION SITTING IN DALLAS COUNTY (IF SUCH DISPUTE MAY NOT BE BROUGHT IN SUCH VENUE FOR ANY REASON, THE FEDERAL COURTS FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION OR, IF (AND ONLY IF) SUCH COURT FINDS IT LACKS JURISDICTION, THEN IN ANY STATE COURT LOCATED IN DALLAS, TEXAS, AND ANY APPELLATE COURTS THEREOF), IN CONNECTION WITH ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT ANY SUCH SUIT, ACTION OR PROCEEDING WHICH IS BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE SERVED ON ANY PARTY ANYWHERE IN THE WORLD, WHETHER WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURT.

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(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e) Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

If to the Company, to: Suncrete, Inc. 817 E. 4th Street Tulsa, OK 74120 Attn: Barrett Bruce, Secretary Email: [*****]	with a copy (which will not constitute notice) to: King & Spalding LLP 1100 Louisiana, Suite 4100 Houston, TX 77002 Attn: Jonathan B. Newton Email: [*****]

If to the Subscriber, to: the address set forth below the Subscriber’s name on the signature page to this Agreement.

(f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Subscriber. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.

(h) Specific Performance. The Subscriber acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by the Subscriber, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the Subscriber in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the Subscriber and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

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(i) Entire Agreement. This Agreement, together with the Subscription Agreement, constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto relating to the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of the Company or any of the obligations of the Subscriber under any other agreement between the Subscriber and the Company or any certificate or instrument executed by the Subscriber in favor of the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Company or any of the obligations of the Subscriber under this Agreement.

(j) Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(k) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature, by email in portable document format or electric signatures (including DocuSign or similar electronic signature), in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SUNCRETE, INC.

By:
Name:
Title:

Signature Page to Lock-Up Agreement

SUBSCRIBER:

By:
Name:
Title:
Address:

Signature Page to Lock-Up Agreement